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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 20, 1997 (May 16, 1997)


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                        SEQUESTER HOLDINGS, INCORPORATED
             (Exact name of registrant as specified in its charter)


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             NEVADA                      33-06827LA             95-4532103
  (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)        Identification No.)


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                         2835 TOWNSGATE ROAD, SUITE 110
                       WESTLAKE VILLAGE, CALIFORNIA 91361
               (Address of principal executive offices) (Zip Code)


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                                 (805) 494-6687
                         (Registrant's telephone number,
                              including area code)












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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS.

         By letter dated May 16, 1997, Oleg Batratchenko resigned as a director of the Company effective as of May 16, 1997. There were no disagreements between the Company and Oleg Batratchenko on any matter relating to the Registrant's operations, policies or practices.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

EXHIBIT NUMBER             EXHIBIT
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    17.1                   Letter on Director Resignation


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SEQUESTER HOLDINGS, INCORPORATED



Date:  May 20, 1997                              By:    /s/ Wellington A. Ewen
                                                        ----------------------
                                                         Wellington A. Ewen
                                                         President


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                                  EXHIBIT INDEX

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Exhibit
Number   Exhibit                                                        Page
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
  17.1   Letter on Director Resignation                                   6
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